                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 31, 2002




                             EXE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                     0-30389                75-1719817
 (State or Other Jurisdiction         (Commission             (IRS Employer
      of Incorporation)               File Number)         Identification No.)


               8787 STEMMONS FREEWAY
                   DALLAS, TEXAS                                 75247
     (Address of Principal Executive Offices)                  (Zip Code)




       Registrant's telephone number, including area code: (214) 775-6000




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ITEM 5.  OTHER EVENTS.

         On December 31, 2002, EXE Technologies, Inc., the registrant, issued a press release announcing that its board of directors has formally declared a one-for-seven reverse stock split of the registrant's issued and outstanding shares of common stock to be effective on January 2, 2003. The registrant's stockholders approved the reverse stock split at a special meeting of stockholders held on December 30, 2002. The registrant's common stock will begin trading under the split adjustment at the opening of the Nasdaq Stock Market on Thursday, January 2, 2003. On a pre-split basis, the registrant has approximately 46.5 million common shares outstanding.

         A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         The following exhibits are filed with this report on Form 8-K:

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99.1              Press Release, dated December 31, 2002



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               EXE TECHNOLOGIES, INC.
                                               a Delaware corporation



Date:    December 31, 2002                     By:  /s/ Kenneth R. Vines
                                                    --------------------
                                                   Kenneth R. Vines
                                                   Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99.1              Press Release, dated December 31, 2002